Exhibit 10.2

AMENDMENT NO. 1 TO EQUITY PARTICIPATION RIGHT AGREEMENT

This AMENDMENT NO. 1 TO EQUITY PARTICIPATION RIGHT AGREEMENT (this “Amendment”) is entered into on January 29, 2025, by and among Verde Clean Fuels, Inc. (f/k/a CENAQ Energy Corp.) (the “Issuer”), Verde Clean Fuels OpCo, LLC (“OpCo”), and Cottonmouth Ventures LLC (“Cottonmouth”). The Issuer, OpCo and Cottonmouth are sometimes referred to herein individually as a “Party” or collectively as the “Parties”. Capitalized terms used but not defined in this Amendment shall have the respective meanings ascribed to such terms in the Existing Equity Participation Right Agreement (as defined below), which will remain in full force and effect as amended hereby.

RECITALS

A. The Parties entered into that certain Equity Participation Right Agreement, dated as of February 13, 2023 (as may be amended or supplemented from time to time, the “Existing Equity Participation Right Agreement”), and the Parties desire to enter into this Amendment in order to amend the Existing Equity Participation Right Agreement.

B. Pursuant to Section 10(a) of the Existing Equity Participation Right Agreement, the Parties desire to amend the Existing Equity Participation Right Agreement as set forth in this Amendment, effective as of the date hereof.

AGREEMENT

In consideration of the mutual covenants, terms, conditions, and obligations contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Amendment to the Existing Equity Participation Right Agreement. Section 4 of the Existing Equity Participation Right Agreement is hereby deleted in its entirety and replaced with the following:

“4. Reserved.”

2. Effective Date. Each of the Parties hereto acknowledges and agrees that this Amendment shall be effective as of the date hereof.

3. Approval and Consent. Each of the Parties hereto hereby approves and consents to this Amendment.

4. Other Provisions. Except as expressly modified by this Amendment, all of the provisions of the Existing Equity Participation Right Agreement will remain in full force and effect and is hereby ratified and confirmed.

5. Effect of Amendment. Except as expressly modified by this Amendment, all of the provisions of the Existing Equity Participation Right Agreement are equally applicable to this Amendment.

6. Counterparts. This Amendment may be executed and delivered (including by facsimile or email transmission) in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same instrument.

[The remainder of this page is intentionally left blank; the next page is the signature page.]

In WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized representatives on and as of the date hereof.

COTTONMOUTH VENTURES LLC

By:	/s/ Kaes Van’t Hof
Name:	Kaes Van’t Hof
Title:	President

Address for Notices:

Cottonmouth Ventures LLC
500 West Texas, Suite 1200
Midland, Texas 79701
Attn: Kaes Van’t Hof

Copy to:

Diamondback Energy Inc.
500 West Texas, Suite 1200
Midland, Texas 79701
Attn: Matthew Zmigrosky

[Signature Page to Amendment No. 1 to Equity Participation Right Agreement]

VERDE CLEAN FUELS, INC.

By:	/s/ Ernest Miller
Name:	Ernest Miller
Title:	Chief Executive Officer

VERDE CLEAN FUELS OPCO, LLC

By:	/s/ Ernest Miller
Name:	Ernest Miller
Title:	Chief Executive Officer

Address for Notices (Applicable for both Issuer and OpCo):

Verde Clean Fuels, Inc.
711 Louisiana Street, Suite 2160
Houston, Texas 77002
Attn: Ernie Miller

Copy to:

Bluescape Energy Partners
300 Crescent Court, Suite 1860
Dallas, Texas 75201
Attn: Jonathan Siegler

[Signature Page to Amendment No. 1 to Equity Participation Right Agreement]

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